Investment in Forum Energy Limited ("FEL")	12 Months Ended
Dec. 31, 2021
Corporate Information
Investment in Forum Energy Limited ("FEL")
Note 8	Investment in Forum Energy Limited (”FEL”)

	i)	Investment in FEL

The investment in FEL is summarized as follows:

	Number of shares held	Amount

Balance December 31, 2019	5,550,200	$1,665,000
Purchased pursuant to private placement	567,038	170,111
Balance December 31, 2020, and 2021	6,117,238	$1,835,111

As at December 31, 2021, the Company’s interest in FEL was 6.80% (2020 – 6.80%).

On April 14, 2020, FEL completed a fund raising of $2,500,000 which was achieved by FEL issuing new shares at a price of $0.30 each. In advance of the Company’s Rights Offering, PXP paid the Company’s share of FEL’s financing thus allowing the Company to maintain its 6.8% interest in FEL at a cost of approximately $170,111. During 2020, this advance was settled by the issuance of new common shares from treasury at the same price as the Rights Offering price.

On August 7, 2020, the Company purchased 6.8% of the loan currently due by FEL to PXP amounting to $346,202 plus accrued interest of $939. This loan was unsecured, due on December 31, 2021, and bore interest at an annual rate of 3.5% plus LIBOR which is payable on a quarterly basis.

On November 10, 2021, the Company sold the FEL loan it owns to PXP Energy Corporation at face value plus accrued interest. The proceeds from the sale were used to fund FEC’s $224,400 share of FEL’s pre-drilling costs for two exploratory wells on Service Contract 72 and for working capital. The funding was made by way of a non-interest bearing, unsecured loan. This new loan has no specified repayment date.

FEL’s assets consist of interests in various petroleum service contracts (SC) in the Philippines, the most significant of which in terms of Prospective Resources is SC 72. On March 2, 2015, the Philippine Department of Energy (“DOE”) granted a force majeure on SC 72 because the contract area falls within the territorial disputed area of the West Philippine Sea. Under the terms of the force majeure, all exploration work at SC 72 was immediately suspended until the DOE notified PXP that it could re-commence exploration. On October 16, 2020, FEL received a letter from the DOE lifting the force majeure and directing FEL to resume exploration activities on SC 72.

Determination of fair value

The investment in FEL represents an investment in a private company for which there is no active market and for which there are no publicly available quoted market prices.

The Company has classified its investment in FEL as Level 2 in the fair value hierarchy.

For purposes of determining fair value of the investment in FEL, the Company considered valuation techniques described in IFRS 13 – Fair Value Measurement. In respect of the investment in FEL, management considered the fair value of $1,835,111 to be indicative of the fair value of the investment in FEL upon the adoption of IFRS 9, as there have been no changes in the circumstances that would change management’s assessment of fair value. The fair value of the investment is consistent with the implied value based on the price of the April 14, 2020 financing which is a Level 2 input.